Finance income	12 Months Ended
Dec. 31, 2017
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Finance income

11. Finance income

	2017	2016	2015
	£m	£m	£m
Interest income arising from:
cash and cash equivalents	60	67	71
available-for-sale investments	2	1	1
derivatives at fair value through profit or loss	—	—	24
loans and receivables	1	2	3
Fair value adjustments on derivatives at fair value through profit or loss	2	2	5

	65	72	104

All derivatives accounted for at fair value through profit or loss other than designated and effective hedging instruments (see Note 42, ‘Financial instruments and related disclosures’) are classified as held-for-trading financial instruments under IAS 39.